Taxation - Deferred tax assets (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Taxation
Net operating tax loss carry forwards	¥ 345,744	¥ 284,300
Advertising and promotion expenses in excess of deduction limit	232,339	227,206
Provision of allowance for expected credit losses	14,570	7,008
Payroll and expense accrued	15,994	19,124
Less: valuation allowance	¥ (608,647)	¥ (537,638)	¥ (486,248)